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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 11, 2007
LEVITT CORPORATION

(Exact name of registrant as specified in its charter)

FLORIDA	001-31931	11-3675068

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 West Cypress Creek Road, Fort Lauderdale, Florida	33309

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (954) 940-4950
Not applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
SIGNATURES

Item 8.01 Other Events.
     As previously reported, Levitt Corporation (“Levitt”) entered into a definitive merger agreement, dated as of January 30, 2007 (the “Merger Agreement”), with BFC Financial Corporation (“BFC”) which, if the transactions contemplated by such agreement are consummated, will result in Levitt becoming a wholly-owned subsidiary of BFC (the “Merger”). Pursuant to the terms of the Merger Agreement, both Levitt and BFC are entitled to terminate the Merger Agreement if the Merger has not been consummated by July 31, 2007; provided, however, that BFC is entitled to extend this termination date to a date not later than October 1, 2007 on certain conditions by providing written notice of such extension to Levitt by July 15, 2007. On July 11, 2007, BFC provided written notice to Levitt of its election to extend the above-mentioned termination date to October 1, 2007. Consummation of the Merger remains subject to the satisfaction of conditions, including, without limitation, the approval of the Merger by BFC’s and Levitt’s respective shareholders and by the shareholders of Levitt who are not affiliated with BFC.
Additional Information and Where to Find it
     Levitt and BFC intend to file a definitive joint proxy statement and related materials concerning the Merger and furnish the definitive joint proxy statement to their respective shareholders. Shareholders of Levitt and BFC are advised to read the joint proxy statement and other relevant documents when they are finalized and distributed because they will contain important information. Shareholders of Levitt and BFC will be able to obtain a free-of-charge copy of the joint proxy statement and other relevant documents (when available) filed with the SEC from the SEC’s web site at http://www.sec.gov. Shareholders of Levitt and BFC will also be able to obtain a free-of-charge copy of the joint proxy statement and other relevant documents (when available) by directing a request to Levitt Corporation, Corporate Secretary, 2200 West Cypress Creek Road, Fort Lauderdale, Florida 33309, (954) 958-1800; or to BFC Financial Corporation, Corporate Secretary, 2100 West Cypress Creek Road, Fort Lauderdale, Florida 33309, (954) 940-4900.
Participants in the Solicitation
     Levitt, BFC and certain of their directors and officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from shareholders in connection with the Merger. Information concerning the interests of the persons who may be considered “participants” in the solicitation will be set forth in the joint proxy statement relating to the Merger. Additional information concerning Levitt’s and BFC’s directors and executive officers is set forth in their respective proxy statements and annual reports on Form 10-K (including any amendments thereto), previously filed with the SEC.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVITT CORPORATION
Date: July 13, 2007	By:	/s/ George P. Scanlon
	Name:	George P. Scanlon
	Title:	Chief Financial Officer